UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2022

JUPITER WELLNESS, INC.

(Exact name of registrant as specified in charter)

Delaware	001-39569	83-2455880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1061 E. Indiantown Rd., Ste. 110, Jupiter, FL 33477

(Address of principal executive offices) (Zip Code)

(561) 244-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	JUPW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)
Warrants, each exercisable for one share of Common Stock at $8.50 per share	JUPWW	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mart if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Material Agreements

On September 16, 2022 (the “Effective Date”), Jupiter Wellness, Inc. (the “Company”) entered into a license agreement (the “Agreement”) with ReJoy, Inc., a California corporation (“ReJoy”), pursuant to which ReJoy has granted the Company an exclusive, non-transferable, non-sublicensable worldwide license to develop, manufacture, and sell prescription drugs using ReJoy technology (the “ReJoy IP”). In consideration for the license grant, the Company shall pay ReJoy five percent (5%) royalty on net sales of the Company’s products developed using the ReJoy IP (the “Products”). The Company has also committed to (i) holding a Pre-IND meeting with the Food and Drug Administration for the Products within twelve (12) months of the Effective Date; (ii) initiating an FDA-approved Phase 1 trial for the Products within twenty-four (24) months of the Pre-IND meeting; and (iii) initiating an FDA-approved Phase 2 trial for the Products within twenty-four (24) months of the Pre-IND meeting (the “Benchmarks”). Should the Company fail to meet any of the Benchmarks, ReJoy may terminate the Agreement immediately. The Agreement further provides the Company with a fifteen (15) day right of first refusal (“ROFR”) to purchase the ReJoy IP should Rejoy receive a bona fide offer to purchase such IP during the term of the Agreement. If the Company does not exercise its ROFR and ReJoy sells the ReJoy IP, the Agreement shall terminate automatically and ReJoy shall pay the Company 50% of that portion of the net proceeds from such transaction attributed to the value of the ReJoy IP for the Products.

The above is just a summary of the terms of the Agreement and is qualified by the actual Agreement which is filed as Exhibit 10.1 and incorporated by reference in its entirety.

Item 7.01. Regulation FD Disclosure

On September 20, 2022, the Company issued a press release announcing the Agreement. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	License Agreement by and between the Company and ReJoy, Inc., dated as of September 16, 2022
99.1	Press Release
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 22, 2022

JUPITER WELLNESS, INC.

By:	/s/ Brian John
Brian John
Chief Executive Officer

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